Exhibit 10.9

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of November 4, 2025, is made by BEYOND AIR, INC., a Delaware corporation (“Debtor”), in favor of STREETERVILLE CAPITAL, LLC, a Utah limited liability company (the “Secured Party”).

A.	Debtor issued to Secured Party a certain Secured Promissory Note of even date herewith, as may be amended from time to time (the “Note”), pursuant to a certain Note Purchase Agreement of even date herewith by and between Debtor and Secured Party (the “Purchase Agreement”).

B.	In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into that certain Security Agreement of even date herewith by and between Debtor and Secured Party (the “Security Agreement”) and to grant Secured Party a security interest in certain “Collateral” as defined in the Security Agreement.

C.	Under the terms of the Security Agreement, Debtor has granted to the Secured Party a security interest in, among other property, certain intellectual property of the Debtor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Debtor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Debtor in, to, and under the following (the “IP Collateral”):

(a) the patents, patent applications and trademarks set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b) the trademark registrations and applications set forth on Schedule 1 hereto, together with the goodwill connected with the use thereof and symbolized thereby, and all extensions and renewals thereof;

(c) all rights of any kind whatsoever of Debtor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(d) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(e) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Debtor authorizes the Commissioner for Patents and the Commissioner for Trademarks in the United States Patent and Trademark Office to record and register this IP Security Agreement upon request by the Secured Party.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, the Purchase Agreement, the Note and all other documents related thereto and entered into in connection therewith (the “Loan Documents”), which are hereby incorporated by reference. The provisions of the Loan Documents shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the IP Collateral are as provided by the Loan Documents and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. General Representations and Warranties. In addition to those representations and warranties made in the Security Agreement, Debtor hereby represents and warrants to Secured Party that:

(a) Debtor owns, has independently developed, and has the valid right to encumber use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all IP Collateral.

(b) The IP Collateral does not infringe, whether indirectly (e.g., contributorily or by induced infringement) or directly, upon any copyright, trademark, trade dress, trade secret or patent or other proprietary or intellectual property right of any third party in the United States or in any country or jurisdiction worldwide, and that no third party in the United States or in any country or jurisdiction worldwide has made any infringement or misappropriation claims against Debtor regarding the IP Collateral.

(c) The IP Collateral is free and clear of any liens or other encumbrances.

(d) All applications and registrations related to the IP Collateral are valid, enforceable, subsisting, and have not expired, been revoked or cancelled for failure to prosecute, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Debtor.

(e) Debtor has not assigned any right, title or interest in the IP Collateral to any third party.

(f) There is no pending or threatened claim or litigation contesting the validity or ownership of the IP Collateral. There is no legitimate basis for any such claim, nor has Debtor received any notice asserting that any IP Collateral or the proposed encumbrance, use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor is there any legitimate basis for any such assertion.

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(g) Debtor represents and warrants to Secured Party that Schedule 1 attached hereto is a true, complete and accurate list of all patents, patent applications, trademarks and trademark applications owned by Debtor.

5. Execution in Counterparts. This IP Security Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic signature (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This IP Security Agreement may be assigned by Secured Party to its affiliates that are permitted assignees of the Note, upon prior written notice to Debtor, without the need to obtain Debtor’s consent thereto, provided that any such assignee agrees in writing to by bound by the terms of all Transaction Documents (as defined in the Purchase Agreement) as though an original party thereto. Except as set forth above, neither Secured Party nor Debtor may assign its rights or obligations under this IP Security Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of the other party, and any such attempted assignment or delegation shall be null and void.

7. Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Debtor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

BEYOND AIR, INC., AS DEBTOR

By:	/s/ Steven A. Lisi
Steven Lisi, CEO

Address for Notices:

900 Stewart Avenue, Suite 301
Garden City, New York 11530

AGREED TO AND ACCEPTED:

STREETERVILLE CAPITAL, LLC, AS SECURED PARTY

By:	/s/ John Fife
John M. Fife, President

Address for Notices:

297 Auto Mall Drive #4
St. George, Utah 84770

[Signature Page to Intellectual Property Security Agreement]

SCHEDULE 1

PATENTS

TITLE	COUNTRY	APP NO.	FILING DATE	STATUS	PATENT NO.	GRANT DATE
Filter Cartridge	US	29783549	May 13, 2021	Granted	D1,003,416	Oct 31, 2023
Filter Cartridge	Europe	008755482-001	Nov. 11, 2021	Granted	008755482-001	Apr 11, 2022
Filter Cartridge	Europe	008755482-002	Nov. 11, 2021	Granted	008755482-002	Apr 11, 2022
Filter Cartridge	Europe	008755482-003	Nov. 11, 2021	Granted	008755482-003	Apr 11, 2022
Filter Cartridge	Europe	008755482-004	Nov. 11, 2021	Granted	008755482-004	Apr 11, 2022
Filter Cartridge	Europe	008755482-005	Nov. 11, 2021	Granted	008755482-005	Apr 11, 2022
Filter Cartridge	Europe	008755482-006	Nov. 11, 2021	Granted	008755482-006	Apr 11, 2022
Filter Cartridge	Australia	202116640	May 13, 2021	Granted	202116640	Oct 3, 2022
Filter Cartridge	Australia	202116641	May 13, 2021	Granted	202116641	Oct 3, 2022
Filter Cartridge	Canada	207471	May 13, 2021	Granted	207471	Nov 2, 2023
Filter Cartridge	Japan	2021-024321	Nov 8, 2021	Granted	1732402	Dec 8, 2022
Filter Cartridge	Japan	2022-016921	Nov 8, 2021	Granted	1739505	Mar 10, 2023
Filter Cartridge	Korea	30-2021-0053711	Oct 28, 2021	Granted	30-1209659	Mar 27, 2023
Systems and Methods for Delivery of Nitric Oxide Gas	PCT	PCT/US2024/054110	Nov 1, 2024	Pending
Display Screen or Portion Thereof with Graphical User Interface	US	29/915,808	Nov 3, 2023	Granted	D1,085,129	July 22, 2025
Nitric Oxide Generation System	US	29/915,812	Nov 3, 2023	Granted	D1,097,117	Oct 7, 2025
Nitric Oxide Generation System	Australia	202412583	Apr 24, 2024	Granted	202412583	Aug 6, 2024
Nitric Oxide Generation System	Australia	202415404	Apr 24, 2024	Granted	202415404	Aug 6, 2024
Nitric Oxide Generation System	Canada	229852	Apr 23, 2024	Granted	229852	Aug 25, 2025
Nitric Oxide Generation System	Europe	015059483--0001	May 2, 2024	Granted	015059483--0001	May 7, 2024
Nitric Oxide Generation System	Europe	015059483--0002	May 2, 2024	Granted	015059483--0002	May 7, 2024
Nitric Oxide Generation System	UK	6363579	May 2, 2024	Granted	6363579	May 12, 2024
Nitric Oxide Generation System	UK	6363580	May 2, 2024	Granted	6363580	Nov 8, 2024
Nitric Oxide Generation System	Japan	20248859	Apr 30, 2024	Granted	1800837	Jun 12, 2024
Nitric Oxide Generation System	Korea	3020240016697	Apr 29, 2024	Granted	30-1303476	Apr 22, 2025
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Australia	2023302931	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Brazil	1120240262600	July 6, 2023	Pending

Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Canada	3259534	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Europe	238360853	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Israel	317623	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Japan	2024575715	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	Korea	1020257003403	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	New Zealand	817955	July 6, 2023	Pending
Cancer Treatment Using Ultra-High Gaseous Nitric Oxide and a Checkpoint Inhibitor	United States	18987013	July 6, 2023	Pending
Method Employing Gaseous Nitric Oxide for Inhibiting Tumor Growth*	Australia	2020393171	Nov 25, 2020	Pending
Method Employing Gaseous Nitric Oxide for Inhibiting Tumor Growth*	Brazil	1120220100728	Nov 25, 2020	Pending
Method Employing Gaseous Nitric Oxide for Inhibiting Tumor Growth*	Europe	20892310.2	Nov 25, 2020	Pending
Method Employing Gaseous Nitric Oxide for Inhibiting Tumor Growth*	Israel	293337	Nov 25, 2020	Pending
Method Employing Gaseous Nitric Oxide for Inhibiting Tumor Growth*	United States	17/779,709	Nov 25, 2020	Pending
System and Method for Delivery of Gas to a Tissue*	Australia	2020393170	Nov 25, 2020	Pending
System and Method for Delivery of Gas to a Tissue*	Canada	3158501	Nov 25, 2020	Pending
System and Method for Delivery of Gas to a Tissue*	Europe	20893759.9	Nov 25, 2020	Pending
System and Method for Delivery of Gas to a Tissue*	India	202227036418	Nov 25, 2020	Pending
System and Method for Delivery of Gas to a Tissue*	New Zealand	789643	Nov 25, 2020	Pending
System and Method for Delivery of Gas to a Tissue*	United States	17/620,696	Nov 25, 2020	Granted	11524127	Dec 13, 2022
System and Method for Delivery of Gas to a Tissue*	United States	17/980,364	Nov 25, 2022	Granted	11819606	Nov 21, 2023
System and Method for Delivery of Gas to a Tissue*	United States	18/368,910	Nov 25, 2022	Pending
Treatment of Primary and Secondary Lung Tumors Using Gaseous Nitric Oxide Inhalation*	United States	18/115,029	Aug 27, 2021	Pending
Methods of Producing Tumor Vaccines and Uses Thereof*	United States	18/563,241	May 25, 2022	Pending
Methods And Apparatuses For Delivering Gaseous Nitric Oxide Treatments	United States	19/053,541	Feb 14, 2025	Pending
System And Method For Delivery Of Gas To A Tissue	PCT	PCT/US24/29884	May 17, 2024	Pending
Cancer Treatment Using A Low Flow Of Ultra-High Concentration Gaseous Nitric Oxide	PCT	PCT/US25/23017	April 3, 2025	Pending
N-omega-PROPYL-L-ARGININE PHOSPHATE	US	63/786,358	April 10, 2025	Pending

* Co-owned with XAIR Israel Ltd.

TRADEMARKS

Mark	COUNTRY	APP NO.	FILING DATE	STATUS	REG. NO.	REG. DATE
Beyond Air (Word Mark)	Taiwan	112054557	8/10/2023	Registered	02413511	10/31/2024
Beyond Air (Word Mark)	US	88480049	6/19/2019	Registered	6092333	6/30/2020
Beyond Air (Word Mark)	Philippines	4-2023-520928	8/16/2023	Registered	520928	11/6/2023
Beyond Air (Word Mark)	Canada	1999417	10/7/2019	Registered	TMA1105623	7/28/2021
Beyond Air (Word Mark)	Israel	1501711	10/7/2019	Registered	1501711	3/1/2021
Beyond Air (Word Mark)	Japan	1501711	10/7/2019	Registered	1501711	10/7/2019
Beyond Air (Word Mark)	Australia	1501711	10/7/2019	Registered	2055398	10/7/2019
Beyond Air (Word Mark)	Thailand	230131025	8/24/2023	Registered	241129487	12/18/2024
Beyond Air (Word Mark)	New Zealand	1244379	8/16/2023	Registered	1244379	2/20/2024
Beyond Air (Word Mark)	United Kingdom	UK00003946324	8/16/2023	Registered	UK00003946324	8/16/2023
Beyond Air (Word Mark)	Singapore	40202318545Q	8/21/2023	Registered	40202318545Q	8/21/2023
Beyond Air (Design Mark)	US	88505494	7/9/2019	Registered	6092386	6/30/2020
Beyond Air (Design Mark)	Australia	2381703	8/21/2023	Registered	2381703	8/21/2023
Beyond Air (Design Mark)	Taiwan	112057250	8/21/2023	Registered	02407301	10/1/2024
Beyond Air (Design Mark)	Thailand	230131024	8/24/2023	Registered	241129518	12/18/2024
Beyond Air (Design Mark)	New Zealand	1244378	8/16/2023	Registered	1244378	2/20/2024
Beyond Air (Design Mark)	Philippines	4-2023-520929	8/16/2023	Registered	520929	11/6/2023
Beyond Air (Design Mark)	Singapore	40202318553U	8/21/2023	Registered	40202318553U	2/2/2024
Beyond Air (Design Mark)	United Kingdom	UK00003946329	8/16/2023	Registered	UK00003946329	8/16/2023
(Lung Design Mark)	Hong Kong	306325425	8/17/2023	Registered	306325425	9/1/2023
LungFit (Word Mark)	US	88497856	7/2/2019	Registered	6283949	3/2/2021
LungFit (Word Mark)	Australia	1501651	10/7/2019	Registered	2055337	3/18/2020
LungFit (Word Mark)	Canada	1999418	10/7/2019	Registered	TMA1105624	7/28/2021
LungFit (Word Mark)	China	1501651	10/7/2019	Registered
LungFit (Word Mark)	Europe	1501651	10/7/2019	Registered	1501651	10/7/2019
LungFit (Word Mark)	Israel	1501651	10/7/2019	Registered	322976	8/3/2020
LungFit (Word Mark)	Japan	1501651	10/7/2019	Registered	1501651	5/14/2021
LungFit (Word Mark)	Singapore	1501651	10/7/2019	Registered	40202264214S	10/25/2022
LungFit (Word Mark)	New Zealand	1501651	10/7/2019	Registered	1224274	12/23/2022
LungFit (Word Mark)	Philippines	1501651	10/7/2019	Registered	1501651	3/30/2023
LungFit (Word Mark)	Malaysia	TM2022031021	10/7/2019	Pending
LungFit (Word Mark)	Hong Kong	306101892	11/8/2022	Registered	306101892	1/10/2025
LungFit (Word Mark)	Taiwan	111088878	12/8/2022	Registered	02337941	11/16/2023
LungFit (Word Mark)	United Kingdom	UK00003946293	8/16/2023	Registered	UK00003946293	11/10/2023
LungFlex (Design Mark)	Vietnam	4-2023-46529	10/16/2023	Registered	567136	08/27/2025
LungFlex (Design Mark)	Singapore	40202318554S	8/21/2023	Registered	40202318554S	8/31/2023

LungFlex (Design Mark)	United Kingdom	UK00003946355	8/16/2023	Registered	UK00003946355	8/16/2023
LungFlex (Design Mark)	Taiwan	112058353	8/24/2023	Registered	02405016	10/1/2024
LungFlex (Design Mark)	New Zealand	1244388	8/16/2023	Registered	1244388	2/20/2024
LungFlex (Design Mark)	Philippines	4-2023-521301	8/18/2023	Registered	4-2023-521301	5/27/2024
LungFlex (Word Mark)	US	99172122	05/06/2025	Pending
Ionizer (Word Mark)	US	88497810	7/2/2019	Pending
Ionizer (Word Mark)	Philippines	4-2023-520933	8/16/2023	Registered	4202300520933	2/2/2024
Ionizer (Word Mark)	Australia	2381713	8/21/2023	Registered	2381713	3/11/2024
The Magic of Breathing (Word Mark)	US	88481795	6/20/2019	Registered	6154505	9/15/2020
The Magic of Breathing (Word Mark)	Australia	2381708	8/21/2023	Registered	2381708	8/21/2023
The Magic of Breathing (Word Mark)	New Zealand	1244381	8/16/2023	Registered	1244381	2/20/2024
The Magic of Breathing (Word Mark)	Philippines	4-2023-520931	8/16/2023	Registered	4-2023-520931	11/6/2023
The Magic of Breathing (Word Mark)	Singapore	40202318550X	8/21/2023	Registered	40202318550X	12/12/2023
The Magic of Breathing (Word Mark)	United Kingdom	UK00003946369	8/16/2023	Registered	UK00003946369	8/16/2023
The Magic of Breathing (Word Mark)	Malaysia	TM2023025202	8/23/2024	Registered	TM2023025202	4/9/2024
All You Need is Air (Word Mark)	United States	90501580	10/1/2025	Pending
All You Need is Air (Word Mark)	United Kingdom	UK00003946356	8/16/2023	Registered	UK00003946356	8/16/2023
All You Need is Air (Word Mark)	Australia	2381706	8/21/2023	Registered	2381706	8/21/2023
All You Need is Air (Word Mark)	New Zealand	1244380	8/16/2023	Registered	1244380	2/20/2024
All You Need is Air (Word Mark)	Taiwan	112054556	8/10/2023	Registered	02417291	11/15/2024
All You Need is Air (Word Mark)	Philippines	42023520930	8/16/2023	Registered	520930	11/6/2023
Plasma Pulse Technology (Word Mark)	US	98480017	4/02/2024	Pending